==============================================================================
                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
              ---------------------------------------------------

                                   FORM 8-K

                               CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


     Date of Report (Date of earliest event reported): April 1, 2004


                             MITY ENTERPRISES, INC.
            (Exact name of registrant as specified in its charter)

        Utah                       0-23898                      87-0448892
  (State or other                (Commission                 (I.R.S. Employer
   jurisdiction                  File Number)                 Identification
 of incorporation)                                                 No.)


                              1301 West 400 North
                               Orem, Utah 84057
               (Address of principal executive offices, zip code)

      Registrant's telephone number, including area code:  (801) 224-0589



                                        N/A
         (Former name or former address, if changed since last report)

==============================================================================

                            MITY ENTERPRISES, INC.

                                    INDEX


     Item 5.  Other Events and Regulation FD Disclosure . . . . . . . 3

     Item 7.  Financial Statements and Exhibits . . . . . . . . . . . 3

     Signature. . . . . . . . . . . . . . . . . . . . . . . . . . . . 3

ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE

     On April 1, 2004, the Company issued the press release attached hereto as
Exhibit 99.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits


          99  Press Release dated April 1, 2004





                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          MITY ENTERPRISES, INC.


Date: April 2, 2004                       /s/ Paul R. Killpack
                                          -------------------------------
                                          Paul R. Killpack
                                          Chief Financial Officer
                                          (Principal Financial and
                                          Accounting Officer)